Provisions and other non-current liabilities	12 Months Ended
Dec. 31, 2024
Provisions and other non-current liabilities
Provisions and other non-current liabilities

Note 12 Provisions and other non-current liabilities

12.1 PROVISIONS AND OTHER NON-CURRENT LIABILITIES

Accounting principles

A provision is recognized when TotalEnergies has a present obligation, legal or constructive, as a result of a past event for which it is probable that an outflow of resources will be required and when a reliable estimate can be made regarding the amount of the obligation. The amount of the liability corresponds to the best possible estimate.

Provisions and non-current liabilities are comprised of liabilities for which the amount and the timing are uncertain. They arise from environmental risks, legal and tax risks, litigation and other risks.

As of December 31,
(M$)	2024	2023	2022
Litigations and accrued penalty claims	384	476	529
Provisions for environmental contingencies	611	750	751
Asset retirement obligations	11,359	11,585	13,110
Other non-current provisions	3,032	3,588	3,633
of which restructuring activities	124	228	282
of which financial risks related to non-consolidated and equity accounted for affiliates	1,694	1,708	1,582
Other non-current liabilities	4,486	4,858	3,379
TOTAL	19,872	21,257	21,402

In 2024, litigation reserves amount to $384 million of which $187 million in the Exploration & Production, notably in Brazil, Bolivia and Angola, and $93 million in Integrated Power.

In 2023, litigation reserves amounted to $476 million of which $276 million in the Exploration & Production, notably in Brazil, Bolivia and Angola, and $91 million in Refining & Chemicals.

In 2022, litigation reserves amounted to $529 million of which $257 million in the Exploration & Production, notably in Brazil, Bolivia and Angola, and $159 million in Refining & Chemicals.

Other non-current liabilities mainly include debts whose maturity is more than one year related to fixed assets acquisitions.

Changes in provisions and other non-current liabilities

Changes in provisions and other non-current liabilities are as follows:

				Currency
	As of			translation		As of
(M$)	January, 1	Allowances	Reversals	adjustment	Other	December, 31
2024	21,257	1,056	(1,538)	(419)	(484)	19,872
of which provisions for financial risks		20	(16)
of which asset retirement obligations		568	(464)
of which provisions for environmental contingencies		65	(183)
of which provisions for restructuring of activities		15	(103)
2023	21,402	1,269	(1,315)	212	(311)	21,257
of which provisions for financial risks		18	(29)
of which asset retirement obligations		524	(339)
of which provisions for environmental contingencies		117	(158)
of which provisions for restructuring of activities		69	(138)
2022	20,269	2,724	(1,397)	(834)	640	21,402
of which provisions for financial risks		1,363	(15)
of which asset retirement obligations		430	(418)
of which provisions for environmental contingencies		97	(133)
of which provisions for restructuring of activities		31	(230)

Asset retirement obligations

Accounting principles

Asset retirement obligations, which result from a legal or constructive obligation, are recognized based on a reasonable estimate in the period in which the obligation arises.

The associated asset retirement costs are capitalized as part of the carrying amount of the underlying asset and depreciated over the useful life of this asset.

An entity is required to measure changes in the liability for an asset retirement obligation due to the passage of time (accretion) by applying a discount rate to the amount of the liability. Given the long-term nature of expenditures related to our asset retirement obligations, the rate is determined by reference to the rates of high quality AA-rated corporate bonds on the USD area for a long-term horizon. The increase of the provision due to the passage of time is recognized as “Other financial expense”.

The discount rate used for the valuation of asset retirement obligation is 5% in 2024, 5% in 2023 and 4% in 2022 (the expenses are estimated at current currency values with an inflation rate of 2% in 2024 as in 2023 and 2022).

A decrease of 0.5 point of this rate would increase the asset retirement obligation by $877 million, with a corresponding impact in tangible assets, and with a negative impact of approximately $87 million on the following years net income. Conversely, an increase of 0.5 point would have a nearly symmetrical impact compared to the effect of the decrease of 0.5 point.

Changes in the asset retirement obligation are as follows:

					Spending on	Currency
	As of		Revision in	New	existing	translation		As of
(M$)	January 1,	Accretion	estimates	obligations	obligations	adjustment	Other	December 31,
2024	11,585	568	155	200	(464)	(249)	(436)	11,359
2023	13,110	524	(1,499)	108	(339)	101	(420)	11,585
2022	14,976	430	(1,172)	198	(418)	(663)	(241)	13,110

12.2 OTHER RISKS AND CONTINGENT LIABILITIES

TotalEnergies is not currently aware of any exceptional event, dispute, risks or contingent liabilities that could have a material impact on the assets and liabilities, results, financial position or operations of the TotalEnergies company, other than those mentioned below.

YEMEN

In Yemen, the deterioration of security conditions in the vicinity of the Balhaf site caused the company Yemen LNG, in which the TotalEnergies company holds a stake of 39.62%, to stop its commercial production and export of LNG and to declare force majeure to its various stakeholders in 2015. The plant has been put in preservation mode.

MOZAMBIQUE

Considering the evolution of the security situation in the north of the Cabo Delgado province in Mozambique, the TotalEnergies company has confirmed on April 26, 2021, the withdrawal of all Mozambique LNG project personnel from the Afungi site. This situation led the Company, as operator of Mozambique LNG project, to declare force majeure.

LEGAL AND ARBITRATION PROCEEDINGS

-FERC

The Office of Enforcement of the US Federal Energy Regulatory Commission (FERC) began in 2015 an investigation in connection with the natural gas trading activities in the United States of TotalEnergies Gas & Power North America, Inc. (TGPNA), a US subsidiary of TotalEnergies. The investigation covered transactions made by TGPNA between June 2009 and June 2012 on the natural gas market. TGPNA received a Notice of Alleged Violations from FERC on September 21, 2015. On April 28, 2016, FERC issued an order to show cause to TGPNA and two of its former employees, and to the Corporation and TotalEnergies Gas & Power Ltd., regarding the same facts. The case was remanded on July 15, 2021 to the FERC Administrative Judge for hearing and consideration on the merits. TGPNA brought a claim to the U.S. District Court for the District of Texas in December 2022 disputing the constitutionality of FERC’s administrative procedure; the U.S. District Court for the District of Texas ordered a stay of the case in the course of 2023, pending decisions by the U.S. Supreme Court other cases involving similar constitutional issues. On June 27, 2024, the U.S. Supreme Court confirmed that the constitution guarantees respondents with the right to a jury trial in this type of administrative procedure and the competence of the U.S. District Court. FERC terminated in September 2024 its administrative procedure (Hearing Order) started in 2021 and mentioned that no penalties would be imposed on the Company’s entities on the basis of the 2016 question (Order to show cause) although it is not terminating the whole case. TGPNA has always contested the claims brought against it and FERC approved on January 8, 2025, a settlement agreement with TGPNA for an amount of USD 5 million finally resolving this claim amongst all parties with prejudice and without admission of liability.

-DISPUTES RELATING TO CLIMATE

In France, the Corporation was summoned in January 2020 before Nanterre’s Civil Court of Justice by certain associations and local communities in order to oblige the Company to complete its Vigilance Plan, by identifying in detail risks relating to a global warming above 1.5 °C, as well as indicating the expected amount of future greenhouse gas emissions related to the Company’s activities and its product utilization by third parties and in order to obtain an injunction ordering the Corporation to cease exploration and exploitation of new oil or gas fields, to reduce its oil and gas production by 2030 and 2050, and to reduce its net direct and indirect CO2 emissions by 40% in 2040 compared with 2019. This action was declared inadmissible on July 6, 2023, by the Paris Civil Court of Justice to which the case was transferred following a new procedural law. Following the appeal filed by the claimants, the Paris Court of Appeal, in a judgment of June 18, 2024, considered the action initiated admissible in particular on the basis of the law on the duty of vigilance transferring the case for trial on the merits before the Paris Civil Court of Justice, while strucking out 17 of the 22 applicants as well as declining to awards any provisional measures. TotalEnergies SE considers that it has fulfilled its obligations under the French law on the vigilance duty. A new action against the Corporation, with similar requests for injunction, has started in March 2024 before the commercial court of Tournai in Belgium.

Some associations in France brought civil and criminal actions against TotalEnergies SE, with the purpose of proving that since May 2021 – after the change of name of TotalEnergies – the Corporation’s corporate communication and its publicity campaign contain environmental claims that are either false or misleading for the consumer. TotalEnergies considers that these accusations are unfounded.

In France, on July 4, 2023, nine shareholders (two companies and 7 individuals holding a small number of the Corporation’s shares) brought an action against the Corporation before the Nanterre Commercial Court, seeking the annulment of resolution no. 3 passed by the Corporation’s Annual Shareholders’ Meeting on May 26, 2023, recording the results for fiscal year 2022 and setting the amount of the dividend to be distributed for fiscal year 2022. The plaintiffs essentially allege an insufficient provision for impairment of TotalEnergies’ assets in the financial statements for the fiscal year 2022, due to the insufficient consideration of future risks and costs related to the consequences of greenhouse gas emissions emitted by its customers (scope 3) and carbon cost assumptions presented as too low. The Corporation considers this action to be unfounded.

In the United States, several US subsidiaries of TotalEnergies were summoned, amongst many companies and professional associations, in several "climate litigation" cases, seeking to establish legal liability for past greenhouse gas emissions, and to compensate plaintiff public authorities, in particular for resulting adaptation costs. The Corporation was summoned, in some of these claims along with these subsidiaries considers that the courts lack jurisdiction, that it has many arguments to put forward, and considers also that the past and present behavior of the Company does not constitute a fault susceptible to give rise to liability.

MOZAMBIQUE

In France, victims and heirs of deceased persons filed a complaint against the Company in October 2023 with the Nanterre Prosecutor, following the events perpetrated by terrorists in the city of Palma in March 2021. This complaint would allege that the Corporation is liable for “unvoluntary manslaughter” and, “failure to assist people in danger”. The Corporation considers these accusations as unfounded in both law and fact[2].

KAZAKHSTAN

On April 1st, 2024, the Republic of Kazakhstan filed a Statement of Claims in the context of an arbitration involving TotalEnergies EP Kazakhstan and its partners under the production sharing contract related to the North Caspian Sea. TotalEnergies EP Kazakhstan and its partners consider this action to be unfounded. Therefore, it is not possible at this date to reliably assess the potential consequences of this claim, particularly financial ones, nor the date of their implementation.

[2] Refer to the press release published by the Company on October 11, 2023 contesting the accusations